Exhibit 10.1.12
FIRST AMENDMENT
TO REVOLVING LOAN CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO REVOLVING LOAN CREDIT AGREEMENT (this “Amendment”) is dated as of December 21, 2009 and is entered into by and among MCJUNKIN RED MAN CORPORATION (f/k/a McJunkin Corporation), a West Virginia corporation (the “Borrower”), CERTAIN FINANCIAL INSTITUTIONS listed on the signature pages hereto (the “Lenders”), THE CIT GROUP/BUSINESS CREDIT, INC. (“CIT”), as Administrative Agent (in such capacity, the “Administrative Agent”), and, for purposes of Section IV hereof, the CREDIT SUPPORT PARTIES listed on the signature pages hereto, and is made with reference to that certain REVOLVING LOAN CREDIT AGREEMENT dated as of October 31, 2007 (as amended through the date hereof, the “Credit Agreement”) by and among Borrower, the Lenders, Goldman Sachs Credit Partners L.P. and Lehman Brothers Inc., as co-lead arrangers and joint bookrunners, Administrative Agent, CIT and Bank of America, N.A., as co-collateral agents, Bank of America, N.A., as syndication agent, and JPMorgan Chase Bank, N.A., Wachovia Bank, N.A. and PNC Bank, National Association, as co-documentation agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS
     WHEREAS, the Credit Parties have requested that Required Lenders agree to amend certain provisions of the Credit Agreement as provided for herein to, among other things, permit (i) the issuance of the Senior Secured Notes (as hereinafter defined), the proceeds of which will be used, in part, to repay the Term Loans and the Indebtedness of Parent Borrower (as hereinafter defined) under the Parent Borrower Credit Agreement (as hereinafter defined), (ii) a dividend to Parent Borrower in the minimum amount necessary to permit Parent Borrower to repay its Indebtedness under the Parent Borrower Credit Agreement (including accrued interest and related fees and expenses) and (iii) permit the Senior Secured Notes to be secured by the same collateral securing the Term Loans (other than Stock in the Borrower’s Subsidiaries); and
     WHEREAS, subject to certain conditions, Required Lenders are willing to agree to such amendment relating to the Credit Agreement.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. AMENDMENTS TO CREDIT AGREEMENT
1.1 Amendments to Section 1: Definitions.
     A. The following definitions set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:
     “Applicable ABR Margin” shall mean at any date, with respect to each ABR Loan that is a Revolving Credit Loan or a Swingline Loan, the applicable percentage per annum set forth below based upon the Status in effect on such date:

Applicable ABR Margin for
Status	Revolving Credit Loans and Swingline Loans
Level I Status	2.00%
Level II Status	1.75%
Level III Status	1.50%
     Notwithstanding the foregoing, the term “Applicable ABR Margin” shall mean, with respect to all ABR Loans, 2.00% per annum, during the period from and including the First Amendment Effective Date to but excluding the date on which Section 9.1 Financials are delivered to the Lenders under Section 9.1 for the fiscal quarter ending March 31, 2010.
     “Applicable LIBOR Margin” shall mean at any date, with respect to each LIBOR Loan that is a Revolving Credit Loan, the applicable percentage per annum set forth below based upon the Status in effect on such date:

Applicable LIBOR Margin for
Status	Revolving Credit Loans
Level I Status	3.00%
Level II Status	2.75%
Level III Status	2.50%
     Notwithstanding the foregoing, the term “Applicable LIBOR Margin” shall mean, with respect to all LIBOR Loans, 3.00% per annum, during the period from and including the First Amendment Effective Date to but excluding the date on which Section 9.1 Financials are delivered to the Lenders under Section 9.1 for the fiscal quarter ending March 31, 2010.
     “Commitment Fee Rate” shall mean, with respect to the Available Commitment on any day, the rate per annum set forth below opposite the Status in effect on such day:

Status	Commitment Fee Rate
Level I Status	0.50%
Level II Status	0.375%
Level III Status	0.375%
     Notwithstanding the foregoing, the term “Commitment Fee Rate” shall mean 0.50% during the period from and including the First Amendment Effective Date to but excluding the date at which Section 9.1 Financials are delivered to the Lenders under Section 9.1 for the fiscal quarter ending March 31, 2010.
     “Non-Core Assets” shall mean the assets described on Schedule 1.1(f).

     “Permitted Acquisition” shall mean the acquisition, by merger or otherwise, by the Borrower or any of the Restricted Subsidiaries of assets or Stock or Stock Equivalents, so long as (a) such acquisition and all transactions related thereto shall be consummated in accordance with applicable law; (b) such acquisition shall result in the issuer of such Stock or Stock Equivalents becoming a Restricted Subsidiary and a Subsidiary Guarantor, to the extent required by Section 9.11; (c) such acquisition shall result in the Administrative Agent, for the benefit of the Secured Parties, being granted a security interest in any Stock, Stock Equivalent or any assets so acquired, to the extent required by Sections 9.11 and/or 9.17; (d) after giving effect to such acquisition, no Default or Event of Default shall have occurred and be continuing; (e) after giving effect to such acquisition, Excess Availability shall be equal to or greater than $30,000,000; and (f) any Indebtedness incurred to finance the acquisition is permitted to be incurred by the Senior Secured Notes Indenture.
     Notwithstanding the definition of Borrowing Base, in connection with and subsequent to any Permitted Acquisition, the Accounts and Inventory acquired by the Borrower or any Credit Party, or, subject to compliance with Section 9.11 of the Credit Agreement, of the Person so acquired, may be included in the calculation of the Borrowing Base and thereafter if all criteria set forth in the definitions of Eligible Accounts and Eligible Inventory and Borrowing Base Guarantor have been satisfied and, if the aggregate value (or Cost in the case of Inventory) of such Accounts and Inventory is in excess of $20,000,000 and only to the extent reasonably requested by the Administrative Agent, the Administrative Agent shall have received a collateral audit and appraisal of such Accounts and Inventory acquired by the applicable Credit Parties or owned by such Person acquired by the applicable Credit Parties which shall be reasonably satisfactory in scope, form and substance to the Administrative Agent; provided, that if no collateral audit and appraisal is delivered to and approved by the Administrative Agent with respect to such Accounts and Inventory, then the lowest recovery rates from the current Inventory Appraisal shall apply to such Accounts and Inventory.
     “Permitted Additional Debt” shall mean senior unsecured or subordinated Indebtedness, issued by the Borrower or a Subsidiary Guarantor, (a) the terms of which (i) do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is 180 days following the Revolving Credit Maturity Date (other than customary offers to purchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default) and (ii) to the extent subordinated provide for customary subordination to the Obligations under the Credit Documents, (b) the covenants, events of default, guarantees and other terms of which (other than interest rate and redemption premiums), taken as a whole, are not more restrictive to the Borrower and the Subsidiaries than those in this Agreement; provided that a certificate of an Authorized Officer of the Borrower is delivered to the Administrative Agent at least five Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees), and (c) of which no Subsidiary of the Borrower (other than a Guarantor) is an obligor.
     B. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:
     “First Amendment” shall mean that certain First Amendment to Revolving Loan Credit Agreement dated as of December 21, 2009 among the Borrower, Administrative Agent, the financial institutions and the Credit Support Parties listed on the signature pages thereto.
     “First Amendment Effective Date” shall mean the date of satisfaction of the conditions referred to in Section III of the First Amendment.
     “Senior Secured Notes” shall mean the senior secured notes of the Borrower issued from time to time pursuant to the Senior Secured Notes Indenture and any registered notes issued by the Borrower in exchange for, and as contemplated by, such notes with substantially identical terms as such notes, as any such notes may be amended, restated, supplemented, replaced, increased, refinanced or otherwise modified from time to time in accordance with the terms of the Intercreditor Agreement.
     “Senior Secured Notes Indenture” shall mean that certain Indenture, dated as of the First Amendment Effective Date, by and among the Borrower, McJunkin Red Man Holding Corporation, the Credit Support Parties party thereto, and the trustee named therein, as the same may be amended, restated, supplemented, replaced, increased, refinanced or otherwise modified from time to time in accordance with the terms of the Intercreditor Agreement.
1.2 Section 8.15 of the Credit Agreement is hereby amended by deleting the definition “Term Loan Credit Agreement” appearing therein and substituting the definition “Senior Secured Notes Indenture” in its place.
1.3 Clause (ii) of the proviso to Section 10.1(A) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(ii) such secured Indebtedness has a final maturity date no earlier than the date that is 180 days following the Revolving Credit Maturity Date,”
1.4 Clause (iii) of the proviso to Section 10.1(A) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(iii) the Liens securing such Indebtedness shall be subordinate to the Liens securing the Obligations and not senior to the Liens securing Indebtedness arising under the Senior Secured Notes Indenture.”

1.5 Clause (iv) of the proviso to Section 10.1(A) of the Credit Agreement is hereby amended by deleting the phrase “collateral agent under the Term Loan Credit Agreement” appearing therein and substituting the phrase “collateral trustee under the Senior Secured Notes Indenture” in its place.
1.6 Section 10.1 (B)(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “(a) (i) Indebtedness arising under the Credit Documents and (ii) Indebtedness arising under the Senior Secured Notes Indenture; provided, that with respect to any such Indebtedness specified in the subclause (ii) incurred after the First Amendment Effective Date, such Indebtedness satisfies the terms set forth in the proviso at the end of Section 10.1(A);”
1.7 Section 10.1(B)(m) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “(m) (i) Indebtedness incurred in connection with any Permitted Sale Leaseback, provided that the Net Cash Proceeds thereof are promptly applied to the prepayment of the Senior Secured Notes to the extent required by the Senior Secured Notes Indenture; and (ii) any refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (i) above, provided that, except to the extent otherwise permitted hereunder, (x) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension and (y) the direct and contingent obligors with respect to such Indebtedness are not changed;”
1.8 Section 10.1(B)(o) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “(o) Indebtedness in respect of Permitted Additional Debt to the extent that the Net Cash Proceeds therefrom are, immediately after the receipt thereof, applied to the prepayment of the Senior Secured Notes in accordance with the Senior Secured Notes Indenture;”
1.9 Section 10.2(q) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “(q) Liens securing the Senior Secured Notes; provided, that with respect to any such Senior Secured Notes issued after the First Amendment Effective Date, such Indebtedness is permitted to be secured in accordance with the proviso at the end of Section 10.1(A);”
1.10 Section 10.2(r) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “(r) Liens securing Indebtedness permitted under Section 10.1(A), to the extent permitted in accordance with the proviso at the end of such Section;”

1.11 A new Section 10.2(s) of the Credit Agreement is hereby inserted at the end of Section 10.2 of the Credit Agreement as follows:
     “(s) Liens securing obligations under Hedge Agreements; provided, that (x) such Liens are subordinate to the Liens securing the Obligations and not senior to the Liens securing Indebtedness arising under the Senior Secured Notes Indenture and (y) the holders of such Liens are subject to the Intercreditor Agreement; and”
1.12 A new Section 10.2(t) of the Credit Agreement is hereby inserted at the end of Section 10.2 of the Credit Agreement as follows:
     “(t) additional Liens so long as the aggregate principal amount of the obligations so secured does not exceed the greater of (y) $50,000,000 at any time outstanding and (z) 1.5% of Consolidated Total Assets at the time of the incurrence of such obligations.”
1.13 Clause (iv) of the proviso to Section 10.3(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “(iv) any Indebtedness incurred to finance such merger, amalgamation or consolidation is permitted to be incurred by the Senior Secured Notes Indenture;”
1.14 Clause (iii) of the proviso to Section 10.4(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “(iii) any Indebtedness incurred to finance such sale, transfer or disposition (or series of related sales, transfers or dispositions) is permitted to be incurred by the Senior Secured Notes Indenture; and”
1.15 Section 10.6(d) of the Credit Agreement is hereby amended by (1) deleting the “and” at the end of the existing clause (v) thereof, (2) deleting the “.” at the end of the existing clause (vi) thereof and substituting “; and” in its place and (3) inserting the following provision as clause (vii) thereof:
     “ (vii) to McJunkin Red Man Holding Corporation (“Parent Borrower”) in an amount not to exceed the amount necessary to repay the outstanding indebtedness (including accrued interest and related fees and expenses) of Parent Borrower incurred pursuant to that certain Term Loan Credit Agreement dated as of May 22, 2008, by and among Parent Borrower, the several lenders from time to time party thereto, Goldman Sachs Credit Partners L.P. and Lehman Brothers Inc., as co-lead arrangers and joint bookrunners, Barclays Bank PLC, as administrative agent and collateral agent, and Goldman Sachs Credit Partners L.P., as syndication agent (the “Parent Borrower Credit Agreement”); provided that (A) such dividend shall be made with the proceeds of the issuance of the Senior Secured Notes pursuant to the Senior Secured Notes Indenture received by the Borrower on the First Amendment Effective Date and (B) Parent Borrower shall, immediately following receipt of such dividend, repay such indebtedness.

1.16 Clause (xii) of the proviso to Section 10.11 of the Credit Agreement is hereby amended by deleting the definition “Term Loan Credit Agreement” appearing therein and substituting the definition “Senior Secured Notes Indenture” in its place.
SECTION II. AMENDMENT TO EXHIBIT TO CREDIT AGREEMENT
     Exhibit  to the Credit Agreement (Form of Intercreditor Agreement) is hereby amended and restated in its entirety in substantially the form attached to this Amendment as Exhibit A (or such other terms as are not less favorable in any material respect to the Lenders than those set forth therein) (the “Second A&R Intercreditor Agreement”).
SECTION III. CONDITIONS TO EFFECTIVENESS
          This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):
          A. Execution. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Credit Parties and Required Lenders.
          B. Intercreditor Agreement. Administrative Agent shall have received a fully-executed copy of the Second A&R Intercreditor Agreement.
          C. Senior Secured Notes and Senior Secured Notes Indenture. The Borrower shall have received the proceeds of the Senior Secured Notes issued pursuant to the Senior Secured Notes Indenture, such Senior Secured Notes have a final maturity date no earlier than the date that is 90 days following the Revolving Credit Maturity Date and the Administrative Agent shall have received a fully-executed copy of the Senior Secured Notes Indenture (including all schedules and exhibits thereto, including without limitation the collateral trust agreement).
          D. Fees. The Administrative Agent shall have received, for the account of each Lender delivering an executed counterpart of this Amendment to the Administrative Agent, an amendment fee in an amount equal to 0.20% of such Lender’s Commitment.
          E. Expenses. The Administrative Agent shall have received payment of all costs, expenses and other amounts required to be reimbursed or paid by the Borrower pursuant to Section 14.5 of the Credit Agreement.
          F. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.
          G. Opinion of Counsel. The Administrative Agent shall have received the executed legal opinions of (a) Simpson Thacher & Bartlett LLP, special New York counsel to the Credit Parties, and (b) West Virginia counsel to the Credit Parties, in each case in form and substance satisfactory to the Administrative Agent.

SECTION IV. REPRESENTATIONS AND WARRANTIES
     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:
     A. Corporate Power and Authority; Authorization. Each Credit Party has the corporate or other organizational power and authority to execute and deliver this Amendment and to carry out the terms and provisions of the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution and delivery of the Amendment and performance of the Amended Agreement and the other Credit Documents to which it is a party.
     B. No Violation. Neither the execution, delivery or performance by any Credit Party of this Amendment, the Amended Agreement and the other Credit Documents to which it is a party nor compliance with the terms and provisions thereof nor the consummation of the issuance of the Senior Secured Notes pursuant to the Senior Secured Notes Indenture on the First Amendment Effective Date and the other transactions contemplated hereby or thereby will (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound or (c) violate any provision of the certificate of incorporation, bylaws or other constitutional documents of such Credit Party or any of the Restricted Subsidiaries.
     C. Governmental Approvals. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for (i) such as have been obtained or made and are in full force and effect, (ii) filings and recordings in respect of the Liens created pursuant to the Security Documents and (iii) such licenses, approvals, authorizations or consents the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect.
     D. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to the general principles of equity.

     E. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 8 of the Amended Agreement are and will be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
SECTION V. ACKNOWLEDGMENT AND CONSENT
     Each Domestic Subsidiary listed on the signature pages hereto is referred to herein as a “Credit Support Party” and collectively as the “Credit Support Parties”, and the Credit Documents to which they are a party are collectively referred to herein as the “Credit Support Documents”.
     Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all “Obligations” under each of the Credit Support Documents to which it is a party (in each case as such terms are defined in the applicable Credit Support Document).
     Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
     Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Support Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Support Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION VI. MISCELLANEOUS
     A. Reference to and Effect on the Credit Agreement and the Other Credit Documents.
     (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
     (iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.
     B. Agent’s Direction. The Administrative Agent and Required Lenders hereby approve the Senior Secured Notes Collateral Documents (as defined in the Second A&R Intercreditor Agreement) in substantially the form attached to this Amendment as Exhibit B (or such other terms as are not less favorable in any material respect to the Lenders than those set forth therein) (the “Notes Collateral Documents”) and hereby irrevocably authorize and direct the Collateral Agent, in such capacity, to consent to the execution of the Notes Collateral Documents. The Administrative Agent and Required Lenders hereby further irrevocably authorize and direct the Collateral Agent, in such capacity, to enter into the Second A&R Intercreditor Agreement.
     C. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER: MCJUNKIN RED MAN CORPORATION (f/k/a McJunkin Corporation)
By:	/s/ James F. Underhill
	Name:	James F. Underhill
	Title:	Vice President and Chief Financial Officer

[Signature Page to First Amendment to Revolving Loan Credit Agreement]

CREDIT SUPPORT PARTIES: MCJUNKIN RED MAN DEVELOPMENT CORPORATION (f/k/a McJunkin Development Corporation)
By:	/s/ James F. Underhill
	Name:	James F. Underhill
	Title:	Vice President and Chief Financial Officer

MCJUNKIN NIGERIA LIMITED
By:	/s/ James F. Underhill
	Name:	James F. Underhill
	Title:	Vice President and Chief Financial Officer

MCJUNKIN-PUERTO RICO CORPORATION
By:	/s/ James F. Underhill
	Name:	James F. Underhill
	Title:	Vice President and Chief Financial Officer

MILTON OIL & GAS COMPANY
By:	/s/ James F. Underhill
	Name:	James F. Underhill
	Title:	Vice President and Chief Financial Officer

GREENBRIER PETROLEUM CORPORATION
By:	/s/ James F. Underhill
	Name:	James F. Underhill
	Title:	Vice President and Chief Financial Officer

RUFFNER REALTY COMPANY
By:	/s/ James F. Underhill
	Name:	James F. Underhill
	Title:	Vice President and Chief Financial Officer

[Signature Page to First Amendment to Revolving Loan Credit Agreement]

MCJUNKIN-WEST AFRICA CORPORATION
By:	/s/ James F. Underhill
	Name:	James F. Underhill
	Title:	Vice President and Chief Financial Officer

MRC MANAGEMENT COMPANY (f/k/a MRM West Virginia Management Company)
By:	/s/ James F. Underhill
	Name:	James F. Underhill
	Title:	Vice President and Chief Financial Officer

MRM OKLAHOMA MANAGEMENT LLC
By:	/s/ James F. Underhill
	Name:	James F. Underhill
	Title:	Vice President and Chief Financial Officer

MIDWAY-TRISTATE CORPORATION
By:	/s/ James F. Underhill
Name: James F. Underhill
	Title:	Vice President and Chief Financial Officer

LBPS HOLDING COMPANY
By:	/s/ James F. Underhill
	Name:	James F. Underhill
	Title:	Vice President and Chief Financial Officer

LABARGE PIPE & STEEL COMPANY
By:	/s/ James F. Underhill
	Name:	James F. Underhill
	Title:	Vice President and Chief Financial Officer

[Signature Page to First Amendment to Revolving Loan Credit Agreement]

BANK OF AMERICA, N.A., as Co-Collateral Agent
By:	/s/ Joy L. Bartholomew
	Name:	Joy L. Bartholomew
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as Syndication Agent
By:	/s/ Joy L. Bartholomew
	Name:	Joy L. Bartholomew
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Joy L. Bartholomew
	Name:	Joy L. Bartholomew
	Title:	Senior Vice President

[Signature Page to First Amendment to Revolving Loan Credit Agreement]

THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent and a Lender
By:	/s/ Dan Bueno
	Name:	Dan Bueno
	Title:	Vice President

[Signature Page to First Amendment to Revolving Loan Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent and a Lender
By:	/s/ Kim Nguyen
	Name:	Kim Nguyen
	Title:	Vice President

[Signature Page to First Amendment to Revolving Loan Credit Agreement]

Wachovia Bank NA, as a Lender
By:	/s/ Katherine Houser
	Name:	Katherine Houser
	Title:	Director

[Signature Page to First Amendment to Revolving Loan Credit Agreement]

Raymond James Bank, FSB, as a Lender
By:	/s/ James M. Armstrong
	Name:	James M. Armstrong
	Title:	Vice President

[Signature Page to First Amendment to Revolving Loan Credit Agreement]

Sun Trust Bank, as a Lender
By:	/s/ Hector Molina
	Name:	Hector Molina
	Title:	Associate

[Signature Page to First Amendment to Revolving Loan Credit Agreement]

Fifth Third Bank, as a Lender
By:	/s/ Paul R. Schubert
	Name:	Paul R. Schubert
	Title:	Vice President

[Signature Page to First Amendment to Revolving Loan Credit Agreement]

Mizuho Corporate Bank, Ltd., as a Lender
By:	/s/ James R. Fayen
	Name:	James R. Fayen
	Title:	Deputy General Manager

[Signature Page to First Amendment to Revolving Loan Credit Agreement]

PNC BANK, N.A., as a Lender
By:	/s/ John D. Trott
	Name:	John D. Trott
	Title:	Vice President

[Signature Page to First Amendment to Revolving Loan Credit Agreement]

TD BANK, N.A., as a Lender
By:	/s/ Deborah Gravinese
	Name:	Deborah Gravinese
	Title:	Senior Vice President
[Signature Page to First Amendment to Revolving Loan Credit Agreement]

BURDALE FINANCIAL LIMITED, as a Lender
By:	/s/ Phillip R. Webb
	Name:	Phillip R. Webb
	Title:	Duly Authorized Signatory

By:	/s/ Antimo Barbieri
	Name:	Antimo Barbieri
	Title:	Duly Authorized Signatory
[Signature Page to First Amendment to Revolving Loan Credit Agreement]

The Huntington National Bank, as a Lender
By:	/s/ Joshua Elsea
	Name:	Joshua Elsea
	Title:	Officer

ALLIED IRISH BANKS., PLC., as a Lender
By:	/s/ Brent Phillips
	Name:	Brent Phillips
	Title:	Vice President

By:	/s/ Martin Chin
	Name:	Martin Chin
	Title:	Senior Vice President
[Signature Page to First Amendment to Revolving Loan Credit Agreement]

City National Bank of West Virginia, as a Lender
By:	/s/ Jack Cavender
	Name:	Jack Cavender
	Title:	Executive Vice President
[Signature Page to First Amendment to Revolving Loan Credit Agreement]

United Bank, Inc., as a Lender
By:	/s/ James A. Ward
	Name:	James A. Ward
	Title:	Vice President
[Signature Page to First Amendment to Revolving Loan Credit Agreement]

Capital One Leverage Finance Corp., as a Lender
By:	/s/ Nick Malatestinic
	Name:	Nick Malatestinic
	Title:	Senior Vice President
[Signature Page to First Amendment to Revolving Loan Credit Agreement]

CITIZENS BANK, as a Lender
By:	/s/ THOMAS COUTURE
	Name:	THOMAS COUTURE
	Title:	FIRST VICE PRESIDENT
[Signature Page to First Amendment to Revolving Loan Credit Agreement]

BANK OF OKLAHOMA, N.A., as a Lender
By:	/s/ Michael L. Elder
	Name:	Michael L. Elder
	Title:	Vice President
[Signature Page to First Amendment to Revolving Loan Credit Agreement]

Branch Banking & Trust Company, as a Lender
By:	/s/ Preston W. Bergen
	Name:	Preston W. Bergen
	Title:	Senior Vice President
[Signature Page to First Amendment to Revolving Loan Credit Agreement]

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender
By:	/s/ Rebecca L. Milligan
	Name:	Rebecca L. Milligan
	Title:	Duly Authorized Signatory
[Signature Page to First Amendment to Revolving Loan Credit Agreement]

UPS Capital Corporation, as a Lender
By:	/s/ John P. Holloway
	Name:	John P. Holloway
	Title:	Director of Portfolio Management
[Signature Page to First Amendment to Revolving Loan Credit Agreement]

BARCLAYS BANK PLC, as a Lender
By:	/s/ Kevin Cullen
	Name:	Kevin Cullen
	Title:	Director
[Signature Page to First Amendment to Revolving Loan Credit Agreement]